                                                                    EXHIBIT 99.3

                            PUT AND CALL AGREEMENT
                            ----------------------

     THIS PUT AND CALL AGREEMENT (the "Agreement") dated as of September 15, 1999 is entered by and between Cross Timbers Oil Company, a Delaware corporation (the "Company") and LB I Group Inc., a Delaware corporation ("Lehman") as follows:

                            PRELIMINARY STATEMENTS

     WHEREAS, Lehman and Cross Timbers Trading Company have entered into that certain Stockholders Agreement dated September 15, 1999 (the "Stockholders Agreement") pursuant to which Lehman and the Company have purchased certain equity investments in Whitewine Holding Company, a Texas corporation ("Whitewine"), which in turn has purchased and holds all of the issued and outstanding common stock of Summer Acquisition Company, a Texas corporation ("Summer"); which in turn has purchased and holds all of the issued and outstanding common stock of Arkoma Holding Corporation, a Delaware corporation ("Arkoma");

     WHEREAS, Whitewine, as purchaser, and the Company and Cross Timbers Trading Company, a Texas corporation (together with the Company, the "Sellers"), as sellers, have entered into that certain Stock Purchase Agreement dated as of September 15, 1999 pursuant to which Whitewine purchased from the Sellers certain securities listed on schedules 1 and 2 thereto (the "Scheduled Securities");

     WHEREAS, Whitewine and the Sellers have entered into that certain Call Agreement dated September 15, 1999 (the "Call Agreement"), pursuant to which the Sellers have a call option to purchase the Scheduled Securities (the "Scheduled Securities Call Option");

     WHEREAS, Lehman and the Company desire to enter into this Agreement for the purposes, among others, of providing certain rights in favor of Lehman and the Company; and

     WHEREAS, this Agreement is being entered into as a condition to the execution of the Stockholders Agreement.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lehman and the Company hereby agree as follows:
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                                                                               2



                                   ARTICLE I

                        Definitions and Interpretation
                        ------------------------------

          Section 1.01. Certain Defined Terms. Capitalized terms used in this Agreement shall have the respective meanings set forth herein. Capitalized terms used but not specifically defined herein shall have the meaning prescribed in the Amended and Restated Equity Commitment Letter between Lehman Brothers, Inc. and the Company dated September 14, 1999 (the "Commitment Letter").


                                  ARTICLE  II

                                  Put Rights
                                  ----------

          Section 2.01. Grant of Put Option. The Company hereby grants to Lehman the right and option (the "Put Option") to sell to the Company and to require the Company to purchase, and upon the exercise of such option the Company shall purchase from Lehman all (and not less than all) of Lehman's then remaining equity interest in Whitewine ("Lehman's Equity Interest") in accordance with the terms of this Agreement. This Put Option may be exercised by Lehman on the Put Date (which shall be defined as the date or the next Business Day (as defined in the Stockholders Agreement) if such date is not a Business Day) which is one year after the closing of the acquisition by Summer of all the outstanding capital stock of Arkoma ("Arkoma Closing").

          Section 2.02. Exercise Price. In the event Lehman elects to exercise the Put Option, the price (the "Put Price") payable by the Company for the purchase of Lehman's Equity Interest shall be equal to (i) the aggregate amount of Lehman's capital contributions to Whitewine, plus (ii) an amount equal to an annualized return on such aggregate amount of capital contributions (compounded semi-annually after the first year) (the "Annualized Return") of 20%. The Annualized Return shall be calculated from the dates of each of Lehman's capital contributions in Whitewine to the date of payment of such Annualized Return and based upon a 360-day year. To the extent any distributions are made on Lehman's Equity Interest, such distributions shall be treated as a partial payment of the Put Price, and shall be applied proportionately to repayment of Lehman's capital contributions and payment of the then accrued Annualized Return.

          Section 2.03. Method and Date of Payment. The Put Price shall be payable in cash by the Company on or before the 30th day (or the next Business Day if such date is not a Business Day) after the Put Date.
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                                                                               3


          Section 2.04. Put Notice Date. The Put Option may be exercised by Lehman on the Put Date by giving written notice on or before the Put Date to the Company of its election to exercise the Put Option.

          Section 2.05. Put Closing. The closing of the purchase of Lehman's Equity Interest shall occur on the date described in Section 2.03 and shall be at such time and place as the parties shall mutually agree. At the closing, Lehman shall execute and deliver all instruments to evidence its assignment of Lehman's Equity Interest as may be necessary, in the opinion of the Company, to transfer to the Company or a designee of the Company good and valid title to Lehman's Equity Interest free and clear of any liens, claims or encumbrances, to the Company. In consideration therefor at closing, the Company shall make payment to Lehman of the Put Price in immediately available funds.

                                 ARTICLE  III

                                  Call Rights
                                  -----------

          Section 3.01. Grant of Call Option. Lehman hereby grants to the Company the right and option (the "Call Option"), at any time after December 31, 1999 and on or before the Put Date (the "Call Period"), to purchase from Lehman and to require Lehman to sell, and upon the exercise of such option Lehman shall sell to the Company all (and not less than all) of Lehman's Equity Interest in accordance with the terms of this Agreement.

          Section 3.02. Exercise Price. In the event the Company elects to exercise the Call Option, the price (the "Call Price") payable by the Company for Lehman's Equity Interest shall be an amount of cash equal to the sum of (i) the amount of Lehman's capital contributions in Whitewine, plus (ii) an amount equal to a 20% Annualized Return; provided, however, that (A) the Annualized Return shall be 30% if a Royalty Trust Monetization is completed within the period ending on the later of (1) the date that is six months after the date of closing of an exercised Call Option and (2) the thirtieth day following the Put Date and (B) if a Royalty Trust Monetization is completed at a time after the Company pays the initial Call Price to Lehman but prior to the later of (1) and
(2) described above in (A), the Company shall also pay Lehman an amount in addition to the initial Call Price that will increase the Annualized Return to 30%. In each case, the Annualized Return shall be calculated from the dates of each of Lehman's capital contributions in Whitewine to the date of payment of such Annualized Return and based upon a 360-day year. To the extent any distributions are made on Lehman's Equity Interest, such distributions shall be treated as a partial payment of the Call Price and shall be applied proportionately to repayment of Lehman's capital contributions and payment of the then accrued Annualized Return.

          Section 3.03. Call Notice Date. The Call Option may be exercised by the Company at any time during the Call Period by the Company giving written notice to Lehman of (i) its election to exercise the Call Option (the date of such notice being hereinafter defined as the
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                                                                               4


"Call Notice Date") and (ii) the date of the closing which shall be 30 days after the Call Notice Date (or the next Business Day if such date is not a Business Day).

          Section 3.04. Call Closing. The closing of the purchase of Lehman's Equity Interest shall occur on the date described in Section 3.03 and shall be at such time and place as the parties shall mutually agree. At the closing, Lehman shall execute and deliver all instruments to evidence its assignment of Lehman's Equity Interest as may be necessary, in the opinion of the Company, to transfer to the Company good and valid title to such interest, free and clear of any liens, claims or encumbrances. In consideration therefore, at the Closing the Company shall deliver to Lehman the Call Price, in immediately available funds.

                                  ARTICLE  IV

                                 Miscellaneous
                                 -------------

          Section 4.01. Notices. Any and all notices, requests or other communications hereunder shall be given in writing and delivered by: (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (b) hand delivery; (c) facsimile transmission; or (d) overnight courier service, to the parties at the following addresses or facsimile numbers:

          (i) if the Company, to the address or fax telephone number set forth below the Company's name on the signature pages hereof; and

          (ii) if to Lehman, to the address or fax telephone number set forth below Lehman's name on the signature pages hereto,

or at such other address or number as shall be designated in a notice by the Company or Lehman, given in accordance with this Section 4.01. All such communications shall be deemed to have been duly given (A) in the case of a notice sent by regular mail, three business days after it is duly deposited in the mails, (B) in the case of a notice sent by registered or certified mail, on the date receipted for (or refused) on the return receipt, (C) in the case of a notice delivered by hand, when personally delivered, (D) in the case of a notice sent by facsimile, upon transmission subject to electronic confirmation of sending to the appropriate telephone number, and (E) in the case of a notice sent by overnight mail or overnight courier service, the date delivered at the designated address.

          Section 4.02. Dispute Resolution. Any claim, counterclaim, demand, cause of action, dispute, and controversy arising out of or relating to this Agreement or the relationship established by this Agreement, any provision hereof, the alleged breach hereof, or in any way relating to the subject matter of this Agreement, involving the parties and/or their respective representatives (each a "Dispute"), even if a Dispute allegedly is extra-contractual in nature, sounds in contract, tort, or otherwise, or arises under state or federal law, shall be resolved by binding arbitration. Arbitration shall be conducted in accordance with the rules of arbitration of the Federal Arbitration Act and, to the extent an issue is not addressed by the federal law on arbitration, by the commercial arbitration rules of the American Arbitration Association. The validity, construction, and interpretation of this Agreement to arbitrate, and all procedural aspects of the arbitration conducted pursuant hereto shall be decided by the arbitrators. In deciding the substance of the Dispute, the arbitrators shall refer to the governing law. The arbitrators shall have no authority to award treble, exemplary, or punitive damages of any type under any circumstances whether or not such damages may be available under state or federal law, or under the Federal Arbitration Act, or under the commercial arbitration rules of the American Arbitration Association, the parties hereby waiving their right, if any, to recover any such damages. The arbitration proceeding shall be conducted in Dallas, Texas. Within 30 days of the notice of initiation of the arbitration procedure, each party shall select one arbitrator. The two arbitrators shall select a third arbitrator. The third arbitrator shall be a person who has over eight years professional experience in investment transactions and who has not previously been employed by either party and does not have a direct or indirect interest in either party or the subject matter of the arbitration. While the third arbitrator shall be neutral, the two party-appointed arbitrators are not required to be neutral, and it shall not be grounds for removal of either of the two party-appointed arbitrators or for vacating the arbitrators" award that either of such arbitrators has past or present minimal relationships with the party that appointed such arbitrator. To the fullest extent permitted by law, any arbitration proceeding and the arbitrators" award shall be maintained in confidence by the parties.

          Section 4.03. Benefit and Burden. This Agreement shall inure to the benefit of and shall be binding upon, the Company, Lehman and their respective executors, personal representatives, administrators, successors, heirs, distributees, devisees, legatees and permitted assigns.

          Section 4.04. No Third Party Rights. Nothing in this Agreement shall be deemed to create any right in any creditor or other person other than the Company, Lehman and their respective heirs, executors, administrators, personal representatives and permitted assigns, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any other person.

          Section 4.05. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

          Section 4.06. Governing Law. THIS AGREEMENT AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 4.07. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties with respect to the subject matter of this Agreement, and supersedes all prior agreements, arrangements and understandings between the parties (whether written, oral or otherwise) with respect to the subject matter hereof. There are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between the parties concerning the subject matter hereof except as set forth herein.

          Section 4.08. Compliance with Indenture. For so long as the Put Option or the Call Option under this Agreement shall be exercisable, the Company shall comply with all covenants of the Company set forth in Article IX of that certain Indenture dated as of October 28, 1997 between the Company and The Bank of New York, as Trustee relating to the Company's 8 3/4% Senior Subordinated Notes due 2009 (Series A and Series B), as such Indenture is in effect as of the date of this Agreement. In addition, the Company shall not make any Restricted Payment or Investment if, immediately after such payment or investment, it could not purchase Lehman's Equity Interest pursuant to the terms of the Put Option without breaching the terms of such Indenture.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        LEHMAN:

                                        LBI GROUP INC.


                                        By: /S/ STEVEN L. BERKENFELD
                                           ------------------------------------
                                        Printed Name:  Steven L. Berkenfeld
                                        Title:         Managing Director

                                        Address:

                                        3 World Financial Center
                                        200 Vesey St.
                                        New York, New York 10285
                                        Attention: Steven L. Berkenfeld
                                        Telephone Number: 212-526-2557
                                        Fax Number: 212-526-2198


                                        COMPANY:

                                        CROSS TIMBERS OIL COMPANY


                                        By: /s/ JOHN M. O'REAR
                                           ------------------------------------
                                        Printed Name:  John M. O'Rear
                                        Title:         Vice President and
                                                       Treasurer

                                        Address:

                                        810 Houston St., Suite 2000
                                        Fort Worth, TX 76102-6298
                                        Attention: General Counsel
                                        Telephone Number: 817-870-2800
                                        Fax Number:       817-882-7278